SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 25, 2008

Date of Report

January 22, 2008

(Date of earliest event reported)

LEARNING QUEST TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51081	88-0485183

(State or other jurisdiction	(Commission)	(IRS Employer
of incorporation)	File Number	Identification No.)

1065 West 1150 South, Provo, UT 84601

(Address of principal executive offices, including zip code)

801-358-8591

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On January 22, 2008, the Company completed a dividend distribution to its shareholders of record as of January 18, 2008 in the amount equal to 5% (1,250,005 shares) of the then issued and outstanding common stock.  Following the dividend distribution, the Company has 26,250,005 shares of common stock issued and outstanding.

The securities were issued in a private transaction and issued in reliance of the exemption provided by Section 4(2) of the Securities Act of 1933.  The transaction did not involve any public offering or broker and no commissions were paid on the transaction.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEARNING QUEST TECHNOLOGIES, INC.

DATE:  January 25, 2008

By: /s/ Fred Hall

Fred Hall

Chief Executive Officer